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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                               February 19, 1998




                      WESTERN OHIO FINANCIAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)




  Delaware                           0-24120                      31-1403116
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(State or other                 (Commission File                (IRS Employer
 jurisdiction of                      Number)                  Identification
 incorporation)                                                       No.)




28 East Main Street, Springfield, Ohio                              45501-0719
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Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:             (973) 325-9994
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Item 5.           Other Events.

         On February 19, 1998, the Board of Directors of Western Ohio Financial Corporation (the "Company") amended its Bylaws to require: (i) that stockholder proposals be received at the principal executive offices of the Company not less than sixty days prior to the anniversary of the preceding year's annual meeting and (ii) that any member of the board of directors must, in order to qualify as such, be domiciled in or have their primary place of business located in any county, a portion of which is within a fifty mile radius of any office of any financial institution subsidiary of the Company.


Item 7.           Financial Statements and Exhibits.


(c)      Exhibits.

         3.       Resolutions amending the Company's Bylaws.

                                       2

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WESTERN OHIO FINANCIAL CORPORATION



Date: February 23, 1998                     By:/s/ John W. Raisbeck
     ------------------                        --------------------
                                                 John W. Raisbeck
                                                 President
                                                 and Chief Executive Officer



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                                  RESOLUTIONS
                                    OF THE
                             BOARD OF DIRECTORS OF
                      WESTERN OHIO FINANCIAL CORPORATION
                                  RELATING TO
                           AMENDMENTS TO THE BY-LAWS

         WHEREAS, the Board of Directors (the "Board") met and discussed its intention that the Company continue to be the holding company of a community-oriented financial institution designed to meet the needs of the communities it serves; and

         WHEREAS, substantially all of the Company's loans are originated within its primary market area and substantially all of its deposits are obtained from individuals or entities located in its primary market area; and

         WHEREAS, the Board has determined that in order to adequately assess and best serve the needs of the Company's primary market area a director must be knowledgeable of and actively involved in the communities the Company serves; and

         WHEREAS, the Board believes, based upon the foregoing, that it would be appropriate and in the best interest of the Company and its shareholders to amend its By-laws to require that all directors be domiciled in or have their primary place of business located in the Company's primary market area; and

         WHEREAS, the Board has considered the size and diversity of the population base of its primary market area and believes that, if necessary or desired, there is a sufficient pool of potentially qualified individuals located therein who would be available for consideration for nomination as a director of the Company; and

         WHEREAS, the Board has further reviewed the bylaws of the Company in order to ensure that they serve and provide sufficient flexibility to the Company and has determined, upon consultation with counsel, that certain futher amendments be made to such bylaws in order to assist in accomplishing such goals,

         NOW THEREFORE, be it

         RESOLVED, that the Board hereby approves the adoption of an amendment to Article I, Section 6(b) of the Company's bylaws and that such section be amended to read, in its entirety, as follows:

                  (b) At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who complies with


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         the notice procedures set forth in this Section 6(b). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than sixty (60) days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than fifty (50) days from such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder who proposed such business, (iii) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Notwithstanding anything in these By-laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(b). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

                           At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

         RESOLVED, that the Board hereby approves the adoption of an amendment to Article II of the By-laws by adding the following new Section 10, as follows:

                           Section 10. Qualifications. Any member of the Board of directors shall, in order to qualify as such, be domiciled in or have his or her primary place of business located in any county, a portion of which is within a FIFTY mile radius of any office of any financial institution subsidiary of the Company.


         BE IT FURTHER RESOLVED, that the appropriate officers of the Company be and hereby are authorized and directed to take all action necessary or appropriate to implement


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the foregoing resolutions and any actions previously taken by such officers be and hereby are approved, ratified and confirmed.